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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9091

Strong Life Stage Series, Inc.,

on behalf of Strong Aggressive Portfolio,

Strong Conservative Portfolio and

Strong Moderate Portfolio

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Life Stage Series

Strong Conservative Portfolio Strong Moderate Portfolio Strong Aggressive Portfolio

ANNUAL REPORT    |    December 31, 2003

Strong

Life Stage Series

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth Rebounded in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

(Continued on next page)

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Life Stage Portfolios

Each of the three Life Stage Portfolios produced positive returns for the year ended December 31, 2003, reflecting positive trends in both the equity and fixed-income markets. The Aggressive Portfolio generated the highest return of 26.10%, the Moderate Portfolio returned 20.18%, and the Conservative Portfolio had the lowest return of 13.99%. The Portfolios’ broad-based index, the S&P 500 Index, returned 28.67% for the same period.

Factors in 2003’s results

The Strong Life Stage Portfolios benefited from a powerful rally in the equity market along with a respectable year for fixed-income securities. Riskier investments, which had struggled during the previous few years, led the recovery. Small-cap and growth stocks, generally considered the most aggressive sectors of the U.S. stock market, performed the best, though most other indices still gained more than 20% for the year. International markets, typically regarded as posing more risk than the U.S. market, followed the trend, with many countries outperforming the U.S.

Fixed-income returns were more muted than those for equities, with most bond sectors generating positive, single-digit returns. That said, the higher-risk, lower-quality areas of the bond markets outperformed their high-quality counterparts. Corporate and high-yield bonds offered the strongest returns within the fixed-income universe.

Composition of the Portfolios

The Portfolios’ asset allocations were the main drivers of their performance. The three Strong Life Stage Portfolios are designed to provide different allocations of assets among stock, bond, and cash funds, allowing investors to choose a portfolio that matches their own tolerance for risk. The Aggressive Portfolio offers an 80%/20% mix of stock funds and bond and cash funds, while the Moderate Portfolio consists of 60% stock funds and 40% bond and cash funds. The Conservative Portfolio invests just 40% of its assets in stock funds, with 60% reserved for bond and cash funds.

All five of the equity funds employed in the Life Stage Portfolios had returns in excess of 24%. Meanwhile, the best-performing fund of the three bond and cash funds used in the Portfolios returned 3.7% for the year. Therefore, the Aggressive Portfolio, the Life Stage Portfolio with the highest allocation in stock funds, produced the highest return among the three. (Its fixed-income allocation, though small, is one reason why its performance lagged slightly behind that of the S&P 500.) The Conservative Portfolio, which had the lowest weighting in equity funds, generated the lowest return. The Moderate Portfolio, with a stock fund allocation that falls between those of the Aggressive and Conservative Portfolios, provided a return that lands between those Portfolios as well.

The different types of securities included in the funds used in the Life Stage Portfolios also influenced performance. Of the five equity funds, four focused on U.S. stocks while one was an international fund. The Aggressive Portfolio had the highest allocation to the international fund, which outperformed many of its domestic counterparts. Among the domestic equity funds, there is diversification among value, blend, and growth funds. The funds also varied in their exposure to large-, medium-, and small-capitalization stocks. This diversification was critical during 2003, as small- and mid-cap stocks (which are more heavily represented in the Aggressive Portfolio) outperformed their large-cap counterparts. The best-performing fund was the Strong Advisor Common Stock Fund, which primarily invests in small- and medium-size companies.

The two fixed-income funds used in the Life Stage Portfolios were similarly diverse. An intermediate-term government bond fund presented more risk of rising interest rates but a low level of credit risk. The other fund, which invests in a variety of short-term bonds, involves less risk of rising rates but has a higher level of credit risk due to its investment in corporate bonds. During 2003, exposure to corporate bonds was beneficial, as they outperformed most other bond sectors.

A long-term approach

Predicting the movements of the capital markets over the short term remains extremely difficult. There are scores of factors and variables to consider, along with unexpected events and shocks that can wreak havoc with any analysis.

We therefore don’t seek to make detailed market forecasts. Instead, we focus on providing diversification and balanced portfolios that can help you weather a variety of market conditions.

We thank you for your investment and for the confidence you have placed in us.

Fund Highlights

Your Fund’s Approach

The Strong Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth. The Strong Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income. The Strong Aggressive Portfolio seeks capital growth. In order to achieve their investment objectives, the Portfolios invest substantially all of their assets in a group of the Strong Family of Funds (Underlying Funds). The Portfolios have different allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs.

Average Annual Total Returns1

as of 12-31-03

Conservative Portfolio
1-year	13.99%
3-year	-0.36%
5-year	3.67%
Since Fund Inception (12-31-98)	3.67%

Moderate Portfolio
1-year	20.18%
3-year	-2.18%
5-year	3.09%
Since Fund Inception (12-31-98)	3.09%

Aggressive Portfolio
1-year	26.10%
3-year	-4.56%
5-year	2.56%
Since Fund Inception (12-31-98)	2.56%

Growth of an Assumed $10,000 Investment1

From 12-31-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in each Portfolio, made at its inception, with the performance of the S&P 500 Index (“S&P 500”). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Funds’ advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The Funds’ performance prior to 7-15-02 is based on the previous underlying fund allocation.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Source of the S&P index is Standard & Poor’s Micropal.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG CONSERVATIVE PORTFOLIO

	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.4%
Strong Advisor Common Stock Fund Class Z (b)	155,694	$3,448,617
Strong Advisor U.S. Value Fund Class K	97,984	1,716,687
Strong Blue Chip Fund Investor Class (b)	154,125	1,713,872
Strong Government Securities Fund Investor Class	917,657	9,984,108
Strong Growth and Income Fund Class K	175,888	3,433,338
Strong Overseas Fund Investor Class	300,282	3,426,216
Strong Short-Term Bond Fund Investor Class	1,130,613	9,994,616

Total Investment Company Securities (Cost $31,066,873)		33,717,454

Short-Term Investments (a) 0.4%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $136,806); Collateralized by: United States Government & Agency Issues (c)	$136,800	136,800

Total Short-Term Investments (Cost $ 136,800)		136,800

Total Investments in Securities (Cost $ 31,203,673) 99.8%		33,854,254
Other Assets and Liabilities, Net 0.2%		61,038

Net Assets 100.0%		$33,915,292

STRONG MODERATE PORTFOLIO

	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 98.9%
Strong Advisor Common Stock Fund Class Z (b)	658,807	$14,592,576
Strong Advisor U.S. Value Fund Class K	414,561	7,263,114
Strong Blue Chip Fund Investor Class (b)	652,193	7,252,389
Strong Government Securities Fund Investor Class	1,294,306	14,082,048
Strong Growth and Income Fund Class K	372,093	7,263,257
Strong Overseas Fund Investor Class	635,293	7,248,692
Strong Short-Term Bond Fund Investor Class	1,594,643	14,096,643

Total Investment Company Securities (Cost $ 65,094,356)		71,798,719

Short-Term Investments (a) 1.0%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $400,021); Collateralized by: United States Government & Agency Issues (c)	$400,000	400,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $343,214); Collateralized by: United States Government & Agency Issues (c)	343,200	343,200

Total Short-Term Investments (Cost $ 743,200)		743,200

Total Investments in Securities (Cost $ 65,837,556) 99.9%		72,541,919
Other Assets and Liabilities, Net 0.1%		87,539

Net Assets 100.0%		$72,629,458

STRONG AGGRESSIVE PORTFOLIO

	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 98.8%
Strong Advisor Common Stock Fund Class Z (b)	398,577	$8,828,484
Strong Advisor U.S. Value Fund Class K	300,976	5,273,092
Strong Blue Chip Fund Investor Class (b)	473,501	5,265,336
Strong Government Securities Fund Investor Class	313,185	3,407,458
Strong Growth and Income Fund Class K	180,092	3,515,395
Strong Overseas Fund Investor Class	461,170	5,261,947
Strong Short-Term Bond Fund Investor Class	385,842	3,410,839

Total Investment Company Securities (Cost $29,704,802)		34,962,551

Short-Term Investments (a) 1.1%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $408,717); Collateralized by: United States Government & Agency Issues (c)	$408,700	408,700

Total Short-Term Investments (Cost $ 408,700)		408,700

Total Investments in Securities (Cost $30,113,502) 99.9%		35,371,251
Other Assets and Liabilities, Net 0.1%		22,559

Net Assets 100.0%		$35,393,810

LEGEND

(a)	Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)	Non-income producing fund.
(c)	See Note 2(D) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	Strong Conservative Portfolio	Strong Moderate Portfolio	Strong Aggressive Portfolio
Assets:
Investments in Securities, at Value (Cost of $31,203,673, $65,837,556 and $30,113,502, respectively)	$33,854,254	$72,541,919	$35,371,251
Dividends and Interest Receivable	56,871	78,730	18,580
Other Assets	12,365	15,580	10,926

Total Assets	33,923,490	72,636,229	35,400,757
Accrued Operating Expenses and Other Liabilities	8,198	6,771	6,947

Net Assets	$33,915,292	$72,629,458	$35,393,810

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$35,799,794	$81,849,286	$41,961,118
Undistributed Net Investment Income (Loss)	21,373	157,376	168,533
Undistributed Net Realized Gain (Loss)	(4,556,456)	(16,081,567)	(11,993,590)
Net Unrealized Appreciation (Depreciation)	2,650,581	6,704,363	5,257,749

Net Assets	$33,915,292	$72,629,458	$35,393,810

Capital Shares Outstanding (Unlimited Number Authorized)	3,555,111	7,495,027	3,681,452

Net Asset Value Per Share	$9.54	$9.69	$9.61

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	Strong Conservative Portfolio	Strong Moderate Portfolio	Strong Aggressive Portfolio
Income:
Net Investment Income Received from Underlying Funds	$774,789	$1,031,694	$322,935
Interest	3,523	5,817	2,365

Total Income	778,312	1,037,511	325,300

Expenses:
Administrative Fees	97,503	178,010	85,465
Custodian Fees	517	950	468
Shareholder Servicing Costs	100	276	451
Reports to Shareholders	25,213	31,986	43,288
Professional Fees	14,002	17,361	14,100
Federal and State Registration Fees	18,354	20,488	17,947
Other	5,419	6,698	5,406

Total Expenses before Waivers and Absorptions	161,108	255,769	167,125
Waivers and Absorptions	(88,832)	(117,064)	(97,853)

Expenses, Net	72,276	138,705	69,272

Net Investment Income (Loss)	706,036	898,806	256,028

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Sales of Underlying Funds	(705,481)	(1,323,106)	(1,178,478)
Distributions of Capital Gains from Underlying Funds	201,105	273,007	66,936

Net Realized Gain (Loss)	(504,376)	(1,050,099)	(1,111,542)
Net Change in Unrealized Appreciation/Depreciation on Investments	4,165,114	12,177,524	8,230,527

Net Gain (Loss) on Investments	3,660,738	11,127,425	7,118,985

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,366,774	$12,026,231	$7,375,013

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Conservative Portfolio		Strong Moderate Portfolio
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$706,036	$722,882	$898,806	$1,113,902
Net Realized Gain (Loss)	(504,376)	(2,674,566)	(1,050,099)	(11,818,243)
Net Change in Unrealized Appreciation/Depreciation	4,165,114	(374,225)	12,177,524	1,976,684

Net Increase (Decrease) in Net Assets Resulting from Operations	4,366,774	(2,325,909)	12,026,231	(8,727,657)
Distributions From Net Investment Income	(890,222)	(833,916)	(1,125,121)	(1,163,371)
Capital Share Transactions:
Proceeds from Shares Sold	19,243,204	12,013,888	16,108,455	16,191,976
Proceeds from Reinvestment of Distributions	885,002	828,430	1,123,504	1,156,680
Payment for Shares Redeemed	(17,628,463)	(8,578,072)	(12,549,794)	(12,256,654)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,499,743	4,264,246	4,682,165	5,092,002

Total Increase (Decrease) in Net Assets	5,976,295	1,104,421	15,583,275	(4,799,026)
Net Assets:
Beginning of Year	27,938,997	26,834,576	57,046,183	61,845,209

End of Year	$33,915,292	$27,938,997	$72,629,458	$57,046,183

Undistributed Net Investment Income (Loss)	$21,373	$53,806	$157,376	$178,754
Transactions in Shares of the Portfolio:
Sold	2,184,899	1,331,180	1,833,841	1,821,098
Issued in Reinvestment of Distributions	96,846	93,952	115,945	141,661
Redeemed	(1,978,695)	(943,367)	(1,420,589)	(1,410,160)

Net Increase (Decrease) in Shares of the Portfolio	303,050	481,765	529,197	552,599

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Strong Aggressive Portfolio
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$256,028	$286,853
Net Realized Gain (Loss)	(1,111,542)	(9,671,022)
Net Change in Unrealized Appreciation/Depreciation	8,230,527	3,749,435

Net Increase (Decrease) in Net Assets Resulting from Operations	7,375,013	(5,634,734)
Distributions From Net Investment Income	(317,933)	(168,776)
Capital Share Transactions:
Proceeds from Shares Sold	11,968,773	15,570,572
Proceeds from Reinvestment of Distributions	316,385	167,964
Payment for Shares Redeemed	(10,945,511)	(9,370,579)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,339,647	6,367,957

Total Increase (Decrease) in Net Assets	8,396,727	564,447
Net Assets:
Beginning of Year	26,997,083	26,432,636

End of Year	$35,393,810	$26,997,083

Undistributed Net Investment Income (Loss)	$168,533	$179,895
Transactions in Shares of the Portfolio:
Sold	1,435,595	1,862,533
Issued in Reinvestment of Distributions	32,923	21,899
Redeemed	(1,298,799)	(1,155,760)

Net Increase (Decrease) in Shares of the Portfolio	169,719	728,672

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG CONSERVATIVE PORTFOLIO

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.59	$9.69	$10.78	$11.46	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.24	0.31	0.41	0.28
Net Realized and Unrealized Gains (Losses) on Investments	1.00	(1.06)	(0.87)	(0.32)	1.72

Total from Investment Operations	1.19	(0.82)	(0.56)	0.09	2.00
Less Distributions:
From Net Investment Income	(0.24)	(0.28)	(0.32)	(0.57)	(0.19)
From Net Realized Gains	—	—	(0.21)	(0.20)	(0.35)

Total Distributions	(0.24)	(0.28)	(0.53)	(0.77)	(0.54)

Net Asset Value, End of Period	$9.54	$8.59	$9.69	$10.78	$11.46

Ratios and Supplemental Data
Total Return	+14.0%	–8.5%	–5.1%	+0.7%	+20.3%
Net Assets, End of Period (In Thousands)	$33,915	$27,939	$26,835	$17,892	$13,347
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(b)	0.5%	0.4%	0.4%	0.5%	1.5%
Ratio of Expenses to Average Net Assets(b)	0.2%	0.3%	0.2%	0.3%	0.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%	2.7%	3.1%	3.7%	3.7%
Portfolio Turnover Rate	46.5%	63.9%	35.2%	33.4%	53.7%

STRONG MODERATE PORTFOLIO

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.19	$9.64	$11.25	$12.08	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.16	0.17	0.26	0.17
Net Realized and Unrealized Gains (Losses) on Investments	1.53	(1.44)	(1.31)	(0.47)	2.49

Total from Investment Operations	1.65	(1.28)	(1.14)	(0.21)	2.66
Less Distributions:
From Net Investment Income	(0.15)	(0.17)	(0.18)	(0.53)	(0.16)
From Net Realized Gains	—	—	(0.29)	(0.09)	(0.42)

Total Distributions	(0.15)	(0.17)	(0.47)	(0.62)	(0.58)

Net Asset Value, End of Period	$9.69	$8.19	$9.64	$11.25	$12.08

Ratios and Supplemental Data
Total Return	+20.2%	–13.3%	–10.2%	–1.8%	+26.7%
Net Assets, End of Period (In Thousands)	$72,629	$57,046	$61,845	$51,915	$26,606
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(b)	0.4%	0.4%	0.4%	0.4%	0.6%
Ratio of Expenses to Average Net Assets(b)	0.2%	0.3%	0.2%	0.3%	0.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.4%	1.8%	1.9%	2.4%	2.3%
Portfolio Turnover Rate	20.1%	63.4%	22.9%	18.0%	35.0%

(a)	Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)	Expense ratios do not include the expenses of the underlying funds.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG AGGRESSIVE PORTFOLIO

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.69	$9.50	$11.85	$13.08	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.08	0.07	0.12	0.09
Net Realized and Unrealized Gains (Losses) on Investments	1.94	(1.84)	(1.89)	(0.81)	3.69

Total from Investment Operations	2.01	(1.76)	(1.82)	(0.69)	3.78
Less Distributions:
From Net Investment Income	(0.09)	(0.05)	(0.07)	(0.52)	(0.07)
From Net Realized Gains	—	—	(0.46)	(0.02)	(0.63)

Total Distributions	(0.09)	(0.05)	(0.53)	(0.54)	(0.70)

Net Asset Value, End of Period	$9.61	$7.69	$9.50	$11.85	$13.08

Ratios and Supplemental Data
Total Return	+26.1%	–18.5%	–15.4%	–5.3%	+37.8%
Net Assets, End of Period (In Thousands)	$35,394	$26,997	$26,433	$25,321	$9,038
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(b)	0.5%	0.6%	0.6%	0.6%	1.6%
Ratio of Expenses to Average Net Assets(b)	0.2%	0.3%	0.3%	0.3%	0.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	1.1%	0.7%	1.1%	1.1%
Portfolio Turnover Rate	29.9%	77.7%	15.7%	14.0%	18.5%

(a)	Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)	Expense ratios do not include the expenses of the underlying funds.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the “Portfolios”), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio.

On December 31, 2003, each Portfolio invested substantially all its assets in a combination of the following underlying funds (the “Funds”): Strong Advisor Common Stock Fund — Class Z, Strong Advisor U.S.Value Fund — Class K, Strong Blue Chip Fund — Investor Class, Strong Government Securities Fund — Investor Class, Strong Growth and Income Fund — Class K, Strong Overseas Fund — Investor Class and Strong Short-Term Bond Fund — Investor Class. On November 14, 2003, the Board of Directors approved the removal of Strong Blue Chip Fund — Investor Class and the addition of Strong Endeavor Fund — Investor Class and Strong Ultra Short-Term Income Fund — Investor Class to each of the Life Stage Series portfolios, to be effective February 2, 2004.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

(A)	Security Valuation — Each Portfolio’s investments in the underlying funds are valued each business day at the closing net asset value per share of each fund which is determined at the close of the New York Stock Exchange on the day of valuation. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Portfolios may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Strong Conservative Portfolio generally pays dividends from net investment income quarterly. Strong Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Repurchase Agreements — The Portfolios may enter into repurchase agreements with institutions that Strong Capital Management, Inc.(“Strong”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Portfolios require that the collateral, represented by cash and/or securities (primarily U.S.Government securities), in a repurchase transaction be maintained in a segregated account under the control of the Portfolio’s custodial bank in a manner sufficient to enable the Portfolios to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Portfolio’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Portfolios under each repurchase agreement.

(E)	Expenses — The Portfolios and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Portfolio. Expenses that are not readily identifiable to a specific Portfolio will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(F)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(G)	Other — Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

3.	Related Party Transactions

Strong Investor Services, Inc. (the “Administrator”), an affiliate of Strong, provides administrative, transfer agent and related services to the Portfolios. Certain officers and, until December 2, 2003, certain directors of the Portfolios are or were affiliated with Strong and the Administrator. The Portfolios do not pay management fees; however, Strong receives management fees for managing the underlying funds. Administration fees, which are established by the terms of the administration agreement, are based on an annualized rate of 0.28% of the average daily net assets of the Portfolios. Strong and/or the Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. These fees are reimbursed by the underlying funds and are not reflected in the Portfolios’ Statements of Operations or the Financial Highlights. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Portfolios indirectly bear the proportionate share of fees and expenses incurred by the underlying funds in which each Portfolio is invested. The weighted average net expense ratios of the underlying funds as of their most recent fiscal year end (December 31, 2003 for the underlying equity funds and October 31, 2003 for the underlying fixed income funds) are as follows: 1.1% for the Conservative Portfolio, 1.2% for the Moderate Portfolio, and 1.2% for the Aggressive Portfolio. Strong and/or the Administrator have contractually agreed to waive fees and/or absorb expenses for Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio until May 1, 2004 to keep Total Annual Operating Expenses at no more than 1.25%, 1.35% and 1.45%, respectively. These contractual caps take into consideration both the expenses of the Portfolios as well as the expenses of the underlying funds.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003, is as follows:

	Payable to/ (Receivable from) Administrator or Advisor at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Unaffiliated Directors’ Fees
Strong Conservative Portfolio	$(442)	$100	$1,165
Strong Moderate Portfolio	(739)	276	1,689
Strong Aggressive Portfolio	(573)	451	1,171

4.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Portfolio, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Portfolio’s total assets or any explicit borrowing limits in the Portfolios’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset value. There were minimal borrowings under the LOC during the year. At December 31, 2003, there were no borrowings by the Portfolios under the LOC.

5.	Investment Transactions

The aggregate purchases and sales of shares in the underlying funds during the year ended December 31, 2003, are as follows:

	Purchases	Sales
Strong Conservative Portfolio	$18,347,404	$15,786,763
Strong Moderate Portfolio	16,980,230	12,671,132
Strong Aggressive Portfolio	10,169,300	9,050,476

6.	Income Tax Information

The following information for the Portfolios is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Conservative Portfolio	$32,221,738	$1,813,726	$(181,210)	$1,632,516	$21,373	$—
Strong Moderate Portfolio	68,995,026	4,068,715	(521,822)	3,546,893	157,377	—
Strong Aggressive Portfolio	33,466,557	1,918,181	(13,487)	1,904,694	168,533	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in various amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Conservative Portfolio	$890,222	$—	$3,512,003	$—	$833,916	$—
Strong Moderate Portfolio	1,125,121	—	12,939,286	25,921	1,163,371	—
Strong Aggressive Portfolio	317,933	—	8,561,431	67,493	168,776	—

For corporate shareholders in the Portfolios, the percentages of ordinary dividend income distributed for the year ended December 31, 2003, which are designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Conservative Portfolio 2.0%, Strong Moderate Portfolio 3.7% and Strong Aggressive Portfolio 1.8%.

For shareholders in the Portfolios, the percentages of dividend income distributed for the year ended December 31, 2003, which are designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, are as follows (unaudited): Strong Conservative Portfolio 7%, Strong Moderate Portfolio 14% and Strong Aggressive Portfolio 18%.

7.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Strong is currently cooperating fully with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Life Stage Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio (all three collectively constituting Strong Life Stage Portfolios, hereafter referred to as the “Portfolios”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine how

to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities

and Exchange Commission’s web site at

www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40972 02-04

ALIF/WH2860 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Life Stage Series, Inc.	$25,798	$—	$6,358	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Life Stage Series, Inc.	$18,323	$—	$11,607	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Life Stage Series, Inc., on behalf of Strong Aggressive Portfolio, Strong Conservative Portfolio and Strong Moderate Portfolio

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004